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                                                                   EXHIBIT 10.20

                                                             MS Loan No 04-17356

                  GUARANTY OF RECOURSE OBLIGATIONS OF BORROWER

      FOR VALUE RECEIVED, and to induce MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, having its principal place of business at c/o ARCap Servicing, Inc., 5605 North MacArthur Boulevard, Suite 950, Irving, Texas 75038 ("Lender"), to lend to PYRAMID GILMAN STREET PROPERTY, LLC, a Delaware limited liability company, having its principal place of business at c/o Pyramid Breweries, Inc., Attention. Chief Financial Officer, 91 S Royal Brougham Way, Seattle, Washington 98134 ("Borrower"), the principal sum of Seven Million Eight Hundred Fifty Thousand and 00/100 Dollars ($7,850,000 00) (the "Loan"), evidenced by a certain promissory note (the "Note") and secured by a certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Security Instrument"), as described in Exhibit A attached hereto and made a part hereof, and by other documents executed in connection therewith (the "Other Security Documents")

      1. The undersigned, PYRAMID BREWERIES, INC, a Washington corporation, having an address at 91 S Royal Brougham Way, Seattle, Washington 98134, Attention. Chief Financial Officer (hereinafter referred to as "Guarantor"), hereby absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of the Guaranteed Recourse Obligations of Borrower (hereinafter defined)

      2. It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Security Instrument, or the Other Security Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed

      3. The term "Debt" as used in this Guaranty of Recourse Obligations of Borrower (this "Guaranty") shall mean the principal sum evidenced by the Note and secured by the Security Instrument, or so much thereof as may be outstanding from time to time, together with interest thereon at the rate of interest specified in the Note and all other sums other than principal or interest which may or shall become due and payable pursuant to the provisions of the Note, the Security Instrument or the Other Security Documents

      4. The term "Guaranteed Recourse Obligations of Borrower" as used in this Guaranty shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Article 11 of the Note.

      5. Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Reform Act of

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1978, as amended, 11 U.S.C Sections 101 et seq , and the regulations adopted and promulgated pursuant thereto (collectively, the "Bankruptcy Code") which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Debt, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (b) no one of them will take any action to exercise or enforce any rights to such contribution, and (c) if any Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to any of Guarantor or for any contribution by the others of Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Debt and until so delivered, shall be held in trust for Lender as security for the Debt

      6. Guarantor agrees that, with or without notice or demand, Guarantor will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all expenses (including counsel fees) incurred by Lender in connection with the collection of the Guaranteed Recourse Obligations of Borrower or any portion thereof or with the enforcement of this Guaranty

      7. All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt as Lender may elect

      8. Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand, whereby to charge Guarantor therefor

      9. Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Security Instrument, or the Other Security Documents, against any person obligated thereunder or against the owner of the Property (as defined in the Security Instrument), or (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (c) by reason of the release or exchange of any property covered by the Security Instrument or other collateral for the Loan, or (d) by reason of Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty, or (e) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Security Instrument or the Other Security Documents, or the death of any Guarantor, or (f) by reason of any payment made on the Debt or any other indebtedness arising

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under the Note, the Security Instrument or the Other Security Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law, it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Security Instrument or the Other Security Documents, the Debt shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

      10. Guarantor further covenants that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Security Instrument, or any of the Other Security Documents, that Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Security Instrument or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.

      11. As a further inducement to Lender to make the Loan and in consideration thereof, Guarantor further covenants and agrees (a) that in any action or proceeding brought by Lender against Guarantor on this Guaranty, Guarantor shall and does hereby waive trial by jury, (b) Guarantor will maintain a place of business or an agent for service of process in California (the "Property State") and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate, (c) the failure of Guarantor's agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon, (d) if, despite the foregoing, there is for any reason no agent for service of process of Guarantor available to be served, and if Guarantor at that time has no place of business in the Property State then Guarantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof, Guarantor hereby waiving personal service thereof, (e) that within thirty days after such mailing, Guarantor so served shall appear or answer to any summons and complaint or other process and should Guarantor so served fail to appear or answer within said thirty-day period, said Guarantor shall be deemed in default and judgment may be entered by Lender against the said party for the amount as demanded in any summons and complaint or other process so served, (f) Guarantor initially and irrevocably designates Paul J Means, Esq. with offices on the date hereof at Miller, Starr
& Regalia, 1331 N California Boulevard, Fifth Floor, Walnut Creek, California 94596, to receive for and on behalf of Guarantor service of process in the Property State with respect to this Guaranty, (g) with respect to any claim or action arising hereunder, Guarantor (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State where the Property is located and the United States District Court located in the county in which the Property is located, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit,

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action or proceeding brought in any such court has been brought in an inconvenient forum, and (h) nothing in this Guaranty will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

      12. This is a guaranty of payment and not of collection and upon any default of Borrower under the Note, the Security Instrument or the Other Security Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the mortgaged property or other collateral for the Loan Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.

      13. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

      14. If any party hereto shall be a partnership, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "Guarantor" shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

      15. Guarantor (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

      16. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Lender.

      17. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

      18. This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender or Borrower, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      19. This Guaranty shall be deemed to be a contract entered into pursuant to the laws of the Property State and shall in all respects be governed, construed, applied and enforced in accordance with applicable federal law and the laws of the Property State, without reference or giving effect to any choice of law doctrine.

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      20.   Each Guarantor hereby waives and agrees not to assert or take advantage of any defense based upon.

      (a) The incapacity, lack of authority, death or disability of Borrower, any other Guarantor or any other person or entity.

      (b) The failure of Lender to commence an action against Borrower or any other Guarantor or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at anytime.

      (c) Lack of notice of default, demand of performance or notice of acceleration to Borrower, any other Guarantor or any other party with respect to the Loan or the Guaranteed Recourse Obligations of Borrower.

      (d)   The consideration for this Guaranty.

      (e) Any acts or omissions of Lender that vary, increase or decrease the risk on any Guarantor.

      (f) Any statute of limitations affecting the liability of any Guarantor hereunder, the liability of Borrower or any Guarantor under the Loan Documents, or the enforcement hereof, to the extent permitted by law.

      (g) The application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor.

      (h) Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b) (2) of the Federal Bankruptcy Code or any successor statute.

      (i) Any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code.

      (j) An election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure (or UCC sale) with respect to security (whether such security is real property or personal property), for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against any Guarantor by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

      (k) Any right to a fair value hearing with respect to the Property under California Code of Civil Procedure Section 580a or otherwise to determine the size of any deficiency under the Loan following a trustee's sale with respect to the Property.

      (l) All tights and defenses that Guarantor may have because Borrower's debt is secured by real property This means, among other things:

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            (i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower

            (ii) If Lender forecloses on any real property collateral pledged by
      Borrower:

                  (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                  (B) Lender may collect from Guarantor even if Lender, by
            foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

      This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

      (m) Without limiting the generality of the foregoing, any and all benefits which might otherwise be available to it under California Civil Code Sections 2809, 2810, 2819, 2839, 2845 through 2847, 2849, 2850, 2899 and
3433, and California Code of Civil Procedure Sections 580a, 580b, 580d and 726.

      (n) Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal.

      (o) Any claim or other rights which Guarantor may now have or hereafter acquire against Borrower or any other guarantor of all or any of the obligations of Guarantor hereunder that arise from the existence or performance of Guarantor's obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.

      (p) Any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of nonperformance of any obligations hereby guaranteed.

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      IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of
January 27, 2005

                                       GUARANTOR:

                                       PYRAMID BREWERIES, INC,
                                       a Washington corporation

                                       By: /s/ James K. Hilger
                                          --------------------------------------
                                       Name: James K. Hilger
                                       Title. CFO

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                                    EXHIBIT A

                  (DESCRIPTION OF NOTE AND SECURITY INSTRUMENT)

      1. Promissory Note (the "Note") dated January 27, 2005 by Borrower in favor of Lender in the original principal amount of the Loan.

      2. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated January 27, 2005 by Borrower in favor of Lender, which secures the Note.

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